Exhibit 32.1

CERTIFICATION PURSUANT

Section 1350 Certification as adopted pursuant to

Section 906 of the SARBANES-OXLEY ACT OF 2002

The undersigned officer of American Business Services, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2015 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2015

By: /s/ Brian L. Hansel

Brian L. Hansel

Chief Executive Officer

Exhibit 32.2

CERTIFICATION PURSUANT

Section 1350 Certification as adopted pursuant to

Section 906 of the SARBANES-OXLEY ACT OF 2002

The undersigned officer of American Business Services, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2015 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2015

By: /s/ John Micek

John Micek

Chief Financial Officer